SSgA FUNDS

SUPPLEMENT DATED JANUARY 2, 2007
TO
PROSPECTUS DATED DECEMBER 18, 2006

SSgA YIELD PLUS FUND

Shareholders of the SSgA Yield Plus Fund are hereby notified that the disclosure appearing under the heading “Portfolio Management” is hereby revised to include an additional portfolio manager under the paragraph heading “Yield Plus Fund:”

•                  Robert Pickett, CFA. Bob is a Vice President of SSgA and a Principal of SSgA FM.  He joined the firm in 1994 and is a member of the SSgA North America Fixed Income Team.  Bob is responsible for managing the team’s active U.S. bond exposure.  Bob holds a Bachelor of Science degree in Economics and Quantitative Methods from Babson College and a Master of Science in Finance from Bentley College and is a member of both the Boston Security Analysts’ Society and CFA Institute.

The remainder of the prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE